Exhibit 13.2

CERTIFICATION OF PERIODIC FINANCIAL REPORT

Pursuant to 18 U.S.C. Section 1350

In connection with the Annual Report of Siliconware Precision Industries Co., Ltd. on Form 20-F for the year ended December 31, 2014 as filed with the SEC on the date hereof, I, Eva Chen, the Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: April 27, 2015

By:	/s/ Eva Chen
Name:	Eva Chen
Title:	Chief Financial Officer

*	A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the company and will be retained by the company and furnished to the SEC or its staff upon request.